CIT RV TRUST 1998-A
Cutoff Date: December 31, 2005

The percentages and balances set forth in each of the following tables may not total due to rounding.

Geographic Distribution of Contracts (1)

State	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

Alabama	30	1.69%	$789,341	1.76%
Alaska	1	0.06%	$10,917	0.02%
Arizona	88	4.94%	$2,414,671	5.38%
Arkansas	41	2.30%	$696,742	1.55%
California	242	13.60%	$6,103,497	13.59%
Colorado	40	2.25%	$1,086,885	2.42%
Connecticut	6	0.34%	$144,345	0.32%
Delaware	2	0.11%	$60,447	0.13%
Florida	124	6.97%	$3,498,605	7.79%
Georgia	45	2.53%	$1,037,014	2.31%
Idaho	10	0.56%	$330,012	0.73%
Illinois	46	2.58%	$760,588	1.69%
Indiana	21	1.18%	$505,362	1.12%
Iowa	6	0.34%	$132,589	0.30%
Kansas	36	2.02%	$619,830	1.38%
Kentucky	10	0.56%	$196,407	0.44%
Louisiana	19	1.07%	$520,995	1.16%
Maine	5	0.28%	$186,357	0.41%
Maryland	24	1.35%	$489,568	1.09%
Massachusetts	28	1.57%	$469,174	1.04%
Michigan	24	1.35%	$843,822	1.88%
Minnesota	11	0.62%	$501,375	1.12%
Mississippi	13	0.73%	$271,189	0.60%
Missouri	65	3.65%	$1,040,231	2.32%
Montana	7	0.39%	$103,921	0.23%
Nebraska	4	0.22%	$30,781	0.07%
Nevada	43	2.42%	$1,249,652	2.78%
New Hampshire	6	0.34%	$170,598	0.38%
New Jersery	11	0.62%	$233,734	0.52%
New Mexico	24	1.35%	$994,326	2.21%
New York	34	1.91%	$837,079	1.86%
North Carolina	40	2.25%	$1,592,967	3.55%
North Dakota	1	0.06%	$97,111	0.22%
Ohio	17	0.96%	$690,174	1.54%
Oklahoma	107	6.01%	$1,769,491	3.94%
Oregon	49	2.75%	$1,628,907	3.63%
Pennsylvania	23	1.29%	$477,815	1.06%
Rhode Island	6	0.34%	$68,988	0.15%
South Carolina	19	1.07%	$681,541	1.52%
South Dakota	2	0.11%	$48,583	0.11%
Tennessee	22	1.24%	$834,338	1.86%
Texas	298	16.74%	$7,164,957	15.95%
Utah	12	0.67%	$453,717	1.01%
Vermont	3	0.17%	$28,560	0.06%
Virginia	9	0.51%	$180,338	0.40%
Washington	86	4.83%	$2,350,793	5.23%
West Virginia	4	0.22%	$34,780	0.08%
Wisconsin	12	0.67%	$448,070	1.00%
Wyoming	4	0.22%	$41,470	0.09%

	1,780	100.00%	$44,922,655	100.00%

(1)	In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

CIT RV TRUST 1998-A
Cutoff Date:  December 31, 2005

Range of Contract Rates

Range of Contract Rates	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

0.00% - 7.49% (1)	2	0.11%	$86,921	0.19%
7.50% - 7.99%	24	1.35%	$1,666,639	3.71%
8.00% - 8.99%	312	17.53%	$15,871,990	35.33%
9.00% - 9.99%	531	29.83%	$14,434,453	32.13%
10.00% - 10.99%	476	26.74%	$7,776,281	17.31%
11.00% - 11.99%	242	13.60%	$3,286,965	7.32%
12.00% - 12.99%	122	6.85%	$1,229,683	2.74%
13.00% - 13.99%	51	2.87%	$417,108	0.93%
14.00% - 14.99%	16	0.90%	$115,804	0.26%
15.00% - 15.99%	2	0.11%	$19,708	0.04%
16.00% - 16.99%	1	0.06%	$6,955	0.02%
18.00% - 18.99%	1	0.06%	$10,146	0.02%

	1,780	100.00%	$44,922,655	100.00%

(1)	Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.

Range of Remaining Maturities

Range of Remaining Maturities in Months	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

0 - 12 months	45	2.53%	$253,976	0.57%
13 - 24 months	66	3.71%	270,088	0.60%
25 - 36 months	265	14.89%	1,536,629	3.42%
37 - 48 months	126	7.08%	1,298,415	2.89%
49 - 60 months	389	21.85%	4,354,675	9.69%
61 - 72 months	27	1.52%	558,305	1.24%
73 - 84 months	177	9.94%	6,054,750	13.48%
85 - 96 months	590	33.15%	21,401,016	47.64%
97 - 108 months	20	1.12%	1,275,237	2.84%
109 - 120 months	2	0.11%	123,026	0.27%
121 - 132 months	1	0.06%	67,425	0.15%
133 - 144 months	20	1.12%	2,032,596	4.52%
145 - 156 months	52	2.92%	5,696,516	12.68%

	1,780	100.00%	$44,922,655	100.00%

CIT RV TRUST 1998-A
Cutoff Date: December 31, 2005

Collateral Type Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Collateral Type	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

Motor Homes	859	48.26%	$33,707,511	75.03%
Fifth Wheel	394	22.13%	6,633,577	14.77%
Travel Trailer	428	24.04%	3,477,163	7.74%
Other	99	5.56%	1,104,403	2.46%

Total	1,780	100.00%	$44,922,655	100.00%

Delinquency Status Distribution

		% of Contract		% of Contract
	Number of	Pool by Number	Aggregate Principal	Pool by Principal
	Contracts as of	of Contracts as of	Balance Outstanding	Balance Outstanding
Delinquency Status	Cut-off Date	Cut-off Date	as of Cut-off Date	as of Cut-off Date

Current, including 1 to 29 days delinquent	1,557	87.47%	$38,022,493	84.64%
30 to 59 days	50	2.81%	1,389,702	3.09%
60 to 89 days	19	1.07%	393,883	0.88%
90 to 119 days	16	0.90%	341,075	0.76%
120 to 149 days	10	0.56%	163,291	0.36%
150 to 179 days	7	0.39%	167,294	0.37%
180+ days	32	1.80%	1,023,220	2.28%
Repossession Status	89	5.00%	3,421,697	7.62%

	1,780	100.00%	$44,922,655	100.00%

CIT RV TRUST 1998-A
Cutoff Date: December 31, 2005

Range of Principal Balance Outstanding

Principal Balance Type	Total Balance as of Cut-off Date	Minimum Balance as of Cut-off Date	Maximum Balance as of Cut-off Date	Average Balance as of Cut-off Date

Original	$71,718,112.79	$5,795.00	$425,000.00	$40,291.07
Current	$44,922,654.50	$16.69	$300,480.96	$25,237.45

New vs. Used Collateral Distribution

New vs. Used	Number of Contracts as of Cut-off Date	% of Contract Pool by Number of Contracts as of Cut-off Date	Aggregate Principal Balance Outstanding as of Cut-off Date	% of Contract Pool by Principal Balance Outstanding as of Cut-off Date

New	1,156	64.94%	$31,328,225	69.74%
Used	624	35.06%	13,594,430	30.26%

	1,780	100.00%	$44,922,655	100.00%

Range of Credit Scores

Score Type	Minimum as of Origination Date	Maximum as of Origination Date	Weighted Average as of Origination Date

FICO	510	823	676
Custom	85	301	196

Minimum, Maximum and Weighted Average Distribution

Distribution Type	Minimum as of Cut-off Date	Maximum as of Cut-off Date	Weighted Average as of Cut-off Date

Contract Rate	5.00%	18.00%	8.87%
Original Term	72 months	242 months	184 months
Current Term	1 months	152 months	90 months